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                                                                    EXHIBIT 10.5

                                                              As Amended through
                                                               February 14, 1995



                                  TIME WARNER
                     1989 WCI REPLACEMENT STOCK OPTION PLAN



            1.  PURPOSE OF THE PLAN

          The purpose of the Time Warner 1989 Replacement Stock Option Plan (hereinafter the "Plan") is to provide for the granting of stock options to certain employees and prospective employees of and advisors and consultants to the Company or its Subsidiaries (other than officers and directors of the Company). The general purpose of the Plan is to promote the interests of the Company and its stockholders by providing to certain employees and prospective employees of and advisors and consultants to the Company or its Subsidiaries additional incentives to continue and increase their efforts with respect to, the Company or its Subsidiaries. In particular, the Plan is intended to provide replacement stock options to employees and prospective employees of and advisors and consultants to WCI or its subsidiaries who (a) hold outstanding stock options and/or stock appreciation rights previously granted under a WCI Agreement or (b) were made commitments, prior to the Effective Time, to be granted stock options upon the recommendations of (i) the Executive Compensation and Stock Option Committee of the Board of Directors of WCI or (ii) the management of WCI.


            2.  CERTAIN DEFINITIONS

                 The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

               (a)  "Agreement" means the stock option agreement specified in
     Section 11.

               (b) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or
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     substantially all, of the assets of the Company, or (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

               (c)  "Board" means the Board of Directors of the Company.

               (d) "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

               (f) "Committee" means the Committee of the Board appointed pursuant to Section 4.

               (g) "Common Stock" means the common stock, par value $1.00 per share, of the Company.

               (h)  "Company" means Time Warner Inc., a Delaware corporation.

               (i) "Composite Tape" means the New York Stock Exchange Composite Tape.

               (j) "Control Purchase" means any transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
     Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities).

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               (k)  "Effective Date" means the date the Plan becomes effective pursuant to Section 14.

               (l) "Effective Time" means the date WCI becomes a wholly-owned subsidiary of the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

               (n) "Holder" means an employee or prospective employee of or an advisor or consultant to the Company or a Subsidiary who has received an Option under the Plan.

               (o) "Option" means each stock option granted pursuant to the terms of the Plan. Each Option is intended to be a nonqualified stock option subject to section 83 of the Code, and not an "incentive stock option," within the meaning of section 422A(b) of the Code.

               (p)  "Plan" has the meaning as ascribed thereto in Section 1.

               (q)  "SEC" means the Securities and Exchange Commission.

               (r) "Subsidiary" means any present or future subsidiary of the Company as such term is defined in section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with the Company. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership or control relationship is maintained.

               (s) "Total Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code.

               (t) "WCI" means Warner Communications Inc., a Delaware corporation.

               (u) "WCI Agreement" means the stock option and/or appreciation rights plans maintained by WCI, including plans assumed by WCI (other than stock option plans established by Lorimar Telepictures Corporation for non-employees), and contractual stock appreciation rights not entered into pursuant to a formal plan.

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     3.  STOCK SUBJECT TO THE PLAN

          3.1.  Number of Shares.  Subject to the provisions of Section 12, the
                ----------------
maximum number of shares of Common Stock in respect of which Options may be granted is 4,600,000. If an Option shall expire, terminate or be cancelled for any reason without having been exercised, the shares of Common Stock subject to such expired, terminated or cancelled portion of the Option shall not become available for purposes of the Plan.

          3.2.  Character of Shares.  Shares of Common Stock deliverable under
                -------------------
the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in the Company's treasury, or both.

          3.3.  Reservation of Shares.  The Company shall at all times reserve a
                ---------------------
number of shares of Common Stock (authorized or unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares that may be subject to Options granted under the Plan.


     4.  ADMINISTRATION

          4.1.  Powers.  The Plan shall be administered by the Board.  Subject
                ------
to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Options under the Plan and to determine the terms and conditions (which need not be identical) of all Options so granted, including, without limitation, (a) the individuals to whom, and the time or times at which, Options shall be granted or awarded, (b) the number of shares to be subject to each Option, (c) when an Option can be exercised and whether in whole or in installments, and (d) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 13).

          4.2.  Factors to Consider.  In making determinations hereunder, the
                -------------------
Board may take into account the nature of the services rendered by the respective employees, prospective employees, advisors and consultants, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

          4.3.  Interpretation.  Subject to the express provisions of the Plan,
                --------------
the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determination of the Board on the matters referred to in this Section 4 shall be conclusive.

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          4.4.  Delegation to Committee.  Notwithstanding anything to the
                -----------------------
contrary contained herein, the Board may at any time, or from time to time, appoint a Committee of at least three members, who shall be members of the Compensation Committee of the Board (or such other persons as the Board may designate), each of whom shall be a "disinterested person" within the meaning of the rules and regulations of the SEC, and delegate to such Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Notwithstanding any of the foregoing, the Board may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on the Committee effective upon the date such person or persons qualify as disinterested persons.


     5.  ELIGIBILITY

          5.1.  General.  Options may be granted only to employees or
                -------
prospective employees of and advisors or consultants to the Company or any of its Subsidiaries, who are not officers or directors of the Company; provided,
                                                                    --------
however, that such employees, prospective employees, advisors or consultants
-------
hold stock options and/or stock appreciation rights which were previously granted under a WCI Agreement or were made commitments to be granted options based upon the recommendations of (i) the Executive Compensation and Stock Option Committee of the Board of Directors of WCI or (ii) the management of WCI. The exercise of Options granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or any of its Subsidiaries. For purposes of the Plan, the term "prospective employee" shall mean any person who holds an outstanding offer of employment on specific terms from the Company or any of its Subsidiaries. Options may be granted to employees, advisors and consultants who hold or have held Options under any other plan of the Company or its Subsidiaries.

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          5.2.  Ineligibility for Options.  No person designated by the Board to
                -------------------------
serve on the Committee effective at such future time that he or she qualifies as a disinterested person shall be eligible to receive any Options under the Plan during the period from the date such designation is made to the date such designation becomes effective. Notwithstanding Section 5.1, no member of the Committee, while serving as such, shall be eligible to receive an Option under the Plan.


     6.  OPTIONS

          6.1.  Option Price.  With respect to any Option granted on or after
                ------------
the Effective Time, the purchase price per share of Common Stock subject thereto shall be an amount equal to the greater of $150 or the average of the closing sales prices of a share of Common Stock, as reported on the Composite Tape, for the 10 trading day period beginning with the first trading day immediately following the Effective Time; and, with respect to any Option granted prior to the Effective Time, the purchase price per share of Common Stock subject thereto shall be an amount equal to the WCI stock option or commitment exercise price per share, as the case may be, divided by .465.

          6.2.  Term of Options.  The term of each Option shall be for such
                ---------------
period as the Board shall determine, as set forth in the applicable Agreement.

          6.3.  Exercise of Options.  An Option granted under the Plan shall
                -------------------
become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however,
                                                          --------  -------
that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

          6.4.  Manner of Exercise.  Payment of the Option purchase price shall
                ------------------
be made in cash or in whole shares of Common Stock already owned by the Holder or, partly in cash and partly in such Common Stock; provided, however, that such
                                                    --------  -------
payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. An Option shall be exercised by written notice to the Company upon such terms and conditions as provided in the Agreement. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company.
No

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Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such exercise and full payment.

          6.5.  Nontransferability of Options.  Options shall not be
                -----------------------------
transferable other than by will or the laws of descent and distribution, and Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative).


     7.  ACCELERATION OF OPTIONS

          If a Holder's employment shall terminate by reason of death or Total Disability, notwithstanding any contrary waiting period or installment period in any Agreement or in the Plan or in the event of any Approved Transaction, Board Change or Control Purchase, unless the applicable Agreement provides otherwise, each outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby.


     8.  TERMINATION OF EMPLOYMENT

          8.1.  General.  If a Holder's employment shall terminate prior to the
                -------
complete exercise of an Option, then such Option shall thereafter be exercisable solely to the extent provided in the applicable Agreement; provided, however,
                                                           --------  -------
that (a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's employment terminates by reason of death or Total Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (c) any termination by the Company for cause will be treated in accordance with the provisions of Section 8.2.

          8.2.  Termination by Company for Cause.  If a Holder's employment with
                --------------------------------
the Company or a Subsidiary shall be terminated by the Company or such Subsidiary prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided,
                                                                  --------
however, that if such termination occurs within 12 months after an Approved
-------

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Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then all Options held by such Holder shall immediately terminate.

          8.3.  Special Rule.  Notwithstanding any other provision of the Plan,
                ------------
the Board may provide in the applicable Agreement that the Option shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement
                            --------  -------
provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

          8.4.  Miscellaneous.  The Board may determine whether any given leave
                -------------
of absence constitutes a termination of employment. Options granted under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or a Subsidiary.


     9.  RIGHT OF COMPANY TO TERMINATE EMPLOYMENT

          Nothing contained in the Plan or in any Option shall confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement
               -------  -------
between the Holder and Company or any Subsidiary.


     10.  NONALIENATION OF BENEFITS

          No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.


     11.  WRITTEN AGREEMENT

          Each grant of an Option shall be evidenced by a stock option agreement, in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve. Subject to Section 14, the effective date of the granting of an Option shall be the date on which the Board approves such grant or such later date

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on which any conditions to the effectiveness of such grant shall have been satisfied. Each grantee of an Option shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company and the grantee, provided that such grant of Options shall terminate if such written Agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Board approved such grant or such later date on which conditions to the effectiveness of such grant shall have been satisfied. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company.


     12.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

          In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Option theretofore granted under the Plan is outstanding but unexercised or unvested, the Board shall make such adjustment in the character and number of shares subject to such Option, and in the option price, as shall be applicable, equitable and appropriate in order to make such Option, immediately after any such change, as nearly as may be practicable, equivalent to such Option, immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised or unvested Option theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new award for such Option or to assume such Option in order to make such new or assumed Option as nearly as may be practicable, equivalent to the old Option. If any such change or transaction shall occur, the number and kind of shares for which an Option may thereafter be granted under the Plan shall be adjusted to give effect thereto.


     13.  TERMINATION AND AMENDMENT

          13.1.  General.  Unless the Plan shall theretofore have been
                 -------
terminated as hereinafter provided, no Options may be granted under the Plan on or after the sixtieth (60th) day following the Effective Time. The Board may at any time prior to the sixtieth (60th) day following the Effective Time terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such
                                     --------  -------
modification or amendment shall comply with all applicable laws, applicable stock exchange

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listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

          13.2.  Modification.  No termination, modification or amendment of the
                 ------------
Plan may, without the consent of the person to whom any Option shall theretofore have been granted, adversely affect the rights of such person with respect to such Option. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 13.1), the Board may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (a) accelerate the time or times at which the Option may be exercised and/or (b) extend the scheduled expiration date of the Option. Without limiting the generality of the foregoing, the Board may but only with the Holder's consent, agree to cancel any Option under the Plan and issue a new Option in substitution therefor, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date such substitute Option is granted.


     14.  EFFECTIVENESS OF THE PLAN

          The Plan shall become effective at the time it is duly approved by the Board. Prior to the Effective Date, the Board may, in its discretion, grant or authorize the granting of Options under the Plan as if the Effective Date had occurred, provided that the exercise of Options so granted shall be expressly subject to the occurrence of the Effective Date.


     15.  GOVERNMENT AND OTHER REGULATIONS

          The obligation of the Company with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

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     16.  WITHHOLDING

          The Company's obligation to deliver shares of Common Stock in respect of any Option granted under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid by a Holder upon the exercise of any Option may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may
           --------  -------
disapprove such payment and require that such taxes be paid in cash.


     17.  NON-EXCLUSIVITY OF THE PLAN

          The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


     18.  EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION

          By acceptance of an Option, each Holder shall be deemed to have agreed that such Option, is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Option, as applicable, will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.


     19.  GOVERNING LAW

                 The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

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